Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Griffin-American Healthcare REIT II, Inc., or the Company, hereby certifies, to her knowledge, that:

(1) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2012	By /s/ SHANNON K S JOHNSON	Chief Financial Officer
Date	Shannon K S Johnson	(principal financial officer and
principal accounting officer)